Let’s take on tomorrow. Investor Presentation: Q4’24 and FY’24 January 2025

Let’s take on tomorrow. 2 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED In addition to historical information, this press release may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “project,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.’s control). Numerous competitive, economic, regulatory, legal and technological events and factors, among others, could cause Customers Bancorp, Inc.’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements, including: a continuation of the recent turmoil in the banking industry, responsive measures taken by us and regulatory authorities to mitigate and manage related risks, regulatory actions taken that address related issues and the costs and obligations associated therewith, such as the FDIC special assessments; the potential for negative consequences resulting from regulatory violations, investigations and examinations, including potential supervisory actions, the assessment of fines and penalties, the imposition of sanctions, the need to undertake remedial actions and possible damage to our reputation; effects of competition on deposit rates and growth, loan rates and growth and net interest margin; failure to identify and adequately and promptly address cybersecurity risks, including data breaches and cyberattacks; public health crises and pandemics and their effects on the economic and business environments in which we operate; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and military conflicts, including the war between Russia and Ukraine and escalating conflict in the Middle East, which could impact economic conditions in the United States; the impact that changes in the economy have on the performance of our loan and lease portfolio, the market value of our investment securities, the demand for our products and services and the availability of sources of funding; the effects of actions by the federal government, including the Board of Governors of the Federal Reserve System and other government agencies, that affect market interest rates and the money supply; actions that we and our customers take in response to these developments and the effects such actions have on our operations, products, services and customer relationships; higher inflation and its impacts; and the effects of any changes in accounting standards or policies. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2023, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in the Form 10-K and Form 10- Q filings, if any. Customers Bancorp, Inc. does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank, except as may be required under applicable law. Forward-Looking Statements

Let’s take on tomorrow. 3 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Customers Bancorp Franchise $5.8B $7.9B $0.7B Customers Bancorp, Inc. NYSE: CUBI Headquarters West Reading, PA FTE Employees 793 Total Assets $22.3B Data as of 12/31/2024 41 Banking Industry Benchmark3 73 Customers Bank $4.7B $9.7B $2.7B Net Promoter Score Measuring business customer satisfaction and loyalty Community Banking Serves small and medium sized businesses and individuals • Regional Community C&I • Multifamily and Investment CRE • SBA • Residential Mortgages Corporate and Specialized Banking Serves sophisticated business customers • Commercial Banking Teams • Venture Banking • Fund Finance • Real Estate Specialty Finance • Financial Institutions Group (FIG) • Equipment Finance • Mortgage Finance Digital Banking Loan and deposit products delivered digitally Commercial: • Transaction Banking (Payments & Treasury Services, cubiX) • Fintech Banking Consumer: • Personal Loans • Checking & Savings Loans-HFI1 Deposits2 1. All multifamily, investment CRE and mortgage loans included in community banking 2. Total deposits excluding wholesale CDs and BMTX student deposits; Non-GAAP measure, refer to appendix for reconciliation 3. The Qualtrics U.S. Banking Relational Net Promoter® Score (NPS®) benchmark is derived from Qualtrics' vast Customer Experience dataset. The dataset includes 2022-2023 anonymized results from 50+ U.S. banking organizations, covering 80+ separate relationship surveys, and encompassing 400,000 individual survey respondents.

Let’s take on tomorrow. 4 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED What Makes Customers Bank Unique? CULTURE High-Touch and Branch-Lite Model Single Point of Contact Consistent Recruiter of Top Talent Sufficient Scale, Yet Nimble Client Centric Focus Sophisticated Product Offerings Target Top 3-5 National Competitor in Focused Set of Verticals Entrepreneurial Culture Banking Entrepreneurs FOCUS STRATEGY Ranked #1 among banks with $10 billion to $50 billion in assets

5 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. Customers Bank has Demonstrated Sustainable Organic Growth While Significantly Improving Our Capital and Liquidity Position… 2019 2024 $11.5 $22.314% Total Assets $ billions CET1 Risk-Based Capital percent Gross Loans - HFI $ billions Total Deposits $ billions 111% 77% 2019 20241 8.0% 12.0% +400 bps 2019 2024 $9.6 $14.59% 2019 2024 $8.6 $18.817% Loans - HFI to Deposits 1. Capital ratios are estimated pending final regulatory report

6 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. …and Increasing Our EPS by Approximately 2.5x and NIM By 40 basis points Over the Last Five Years 2019 2024 $277 $65419% NII $ millions NIM percent Core Diluted EPS1 per share Core ROCE1 percent 2019 2024 2.75% 3.15% +40 bps $2.28 $5.60 2019 2024 20% 2019 2024 9.2% 11.4% +220 bps 1. Non-GAAP measure, refer to appendix for reconciliation

7 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Continue deposit transformation and grow loan portfolio Operational excellence with revenue and expense initiatives utilized to reinvest into the franchise Let’s take on tomorrow. 2025 Priorities 1 2 3 Strengthen risk management platform through continued enhancements across people, process, and technology Maintain strong capital base, liquidity, and credit quality 4 Client-centric culture resulting in high client satisfaction rates 6 Grow net interest income led by interest expense reduction combined with franchise enhancing loan growth 5

# Q4'24 – Key Accomplishments

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## Accretive Deposit Performance

**Over $1 billion of gross deposit inflows**

Strong momentum continuing deposit transformation

## Robust Loan Growth

**Bucking the industry trend with 19% annualized loan growth[1]**

Robust growth from diversified products across the franchise

## Strategic Balance Sheet Repositioning

Executed targeted securities portfolio repositioning to improve future profitability

Completed utilizing strong capital position and robust organic capital generation

## Net Interest Income & Net Interest Margin (NIM)

Interest expense reduction led NII and NIM expansion

Positive business drivers for expansion in the medium-term

## Operational Excellence & Strategic Investments

**Executed on operational excellence initiative providing capacity for investments in enhanced talent, technology and risk management**

Core non-interest expense as percent of average assets is top quartile among regional bank peers[2]

## Tangible Book Value Growth

**Tangible book value per share[3] crossed $54**

16% CAGR over last five years[4]

## Strong Capital & Liquidity

CET1 and TCE/TA[3] remain in excess of our targets of ~11.5% and ~7.5% respectively

## Maintaining Superior Credit Quality

Net charge off ratio declined 9 basis points

Reserves to NPLs remain strong at 316%

1. HFI loan growth
2. Selected 2024 proxy peers as disclosed in appendix
3. Non-GAAP measure, refer to appendix for reconciliation
4. FY 2019 to FY 2024

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

8

9 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Q4’24 (vs. Q3’24) Profitability Balance Sheet Credit 3.11% vs. 3.06% NIM $22.3B +4% Total Assets 0.25% +3 bps NPA Ratio $14.7B +4% Total Loans and Leases $43.3M -9% NPLs Financial Highlights - GAAP Highlights Q4’24 EARNINGS REVIEW Total Deposits $18.8B +4% Reserves to NPLs 316% vs. 281% $5.09 $166.4 M 10.4% $0.71 Diluted EPS $23.3 M Net Income ROCE 5.5% ROAA 0.48% vs. 0.88% FY’24

10 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Q4’24 (vs. Q3’24) Profitability Balance Sheet Credit 3.11% vs. 3.06% NIM $22.3B +4% Total Assets 0.25% +3 bps NPA Ratio $14.7B +4% Total Loans and Leases $43.3M -9% NPLs Financial Highlights - Core Highlights Q4’24 EARNINGS REVIEW Total Deposits $18.8B +4% Reserves to NPLs 316% vs. 281% $5.60 Core EPS1,2 $183.1 M Core Earnings1,2 Core ROCE1,2 11.4% $1.36 $44.2 M 10.4% Core ROAA1,2 0.86% vs. 0.89% 1. Excludes pre-tax losses on investment securities of $26.7 million, severance expense of $1.6 million, derivative credit valuation adjustment of $0.4 million, unrealized gain on equity method investments of $0.4 million, legal settlement of $0.2 million and unrealized losses on loans held for sale of $0.1 million. 2. Non-GAAP measure, refer to appendix for reconciliation Core PTPP ROAA1,2 1.51% vs. 1.21% FY’24

11 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. Total Deposits $ billions Continued Execution of Deposit Franchise Transformation Average cost of deposits 3.07% ACCRETIVE DEPOSIT PERFORMANCE 3.46% $4.4 $5.6 $7.9 Q4’23 $4.7 $5.7 $7.6 Q1’24 $4.5 $5.9 $7.3 Q2’24 $4.7 (26%) $5.6 $7.8 Q3’24 $5.6 (30%) $5.6 $7.7 Q4’24 $17.9 $18.0 $17.7 $18.1 $18.8 Non-Interest Bearing DDA Interest Bearing DDA Non-DDA New Banking Team Deposits2 $ millions $680 $860 $840 $169 $536 $889 Q1’23 Q1’24 Q2’24 Q3’24 Q4’24 $95 $635 $850 $1,396 $1,729 +$1,634 Venture Banking Commercial Banking Teams 1 Spot cost of deposits as of 12/31/2024 2 Includes venture banking team hired in Q2’23 and commercial banking teams hired in Q2’24 11,092 12,568 13,595 13,769 15,383 20,401 10,000 20,000 2019 2020 2021 2022 2023 2024 Commercial Client Deposit Accounts • Over $1.0 billion of gross inflows in Q4’24 • Average cost of deposits declined 39 basis points in Q4’24 Spot1 2.84% +48%

12 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. Industry Leading Loan Growth With Contributions Across The Franchise Loans - HFI $ billions $0.9 $5.7 $6.3 Q4’23 $0.8 $5.6 $6.5 Q1’24 $0.8 $5.5 $7.0 Q2’24 $0.7 $5.7 $7.4 Q3’24 $0.7 $5.8 $7.9 Q4’24 $12.9 $12.9 $13.3 $13.8 $14.4 7.30% 7.05% 7.17% 6.99% 6.78% Yield on Loans • Total HFI loan growth of 12% YoY (5% industry average1) and 4% QoQ • Strong pipeline diversified across business-units creating continued opportunity for growth with holistic relationships ROBUST LOAN GROWTH Corporate & Specialized Banking Community Banking Consumer Installment HFI 1. Based on US banks between $10 billion to $100 billion in assets with a reporting date on or before January 22, 2025 2. HFI loan growth 3. Includes Venture banking, Investment CRE, Mortgages, SBA, Regional Community C&I and PPP FY 2024 Loan Growth2 by Verticals $ billions Mortgage Finance Fund Finance Commercial Banking Teams Healthcare Equipment Finance Multifamily Consumer Installment HFI Other3 Total $0.4 $0.4 $0.4 $0.3 $0.2 $0.1 ($0.2) ($0.1) $1.6 • Top growth verticals included mortgage finance, fund finance, commercial banking teams, healthcare, equipment finance and multifamily • Diversified loan growth focused on adding franchise value

NET INTEREST INCOME & NET INTEREST MARGIN

# Net Interest Income Grew by 6% in Q4'24

customers bancorp

Let's take on tomorrow.

## Net Interest Income

$ millions


$172.5
$158.5
$167.8
+6%
Q4'23
Q3'24
Q4'24

**Net Interest Margin (%)**

| Q3'24 | Q4'24 |
| --- | --- |
| 3.06% | 3.11% |

## Interest Income

$ millions


$345.9
$332.1
$329.9
Q4'23
Q3'24
Q4'24

## Interest Expense

$ millions


$173.4
$173.6
$162.1
-7%
Q4'23
Q3'24
Q4'24

## Key Highlights

- Interest expense reduction led growth in net interest income and net interest margin
- 5 basis points margin expansion in the quarter primarily driven by decline in deposit costs
- $2.0+ billion high quality deposit pipeline driving opportunity to remix higher cost deposits and further reduce interest expense
- Robust loan pipeline to be converted to support interest income regardless of the rate environment
- Executed securities portfolio repositioning to benefit net interest income and net interest margin, while improving structural liquidity

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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OPERATIONAL EFFICIENCY AND STRATEGIC INVESTMENTS

# Industry-Leading Efficiency While Investing In Our Business

customers bancorp

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## Core Non-Interest Expense[1]

$ millions

- Strong efficiency ratio while continuing to invest in the franchise
- Adjusted for the one-time expenses in Q3'24, approximately $2 million increase[2] in core non-interest expense in the quarter driven primarily by higher outside services


$89.4
$98.7
$100.7
$103.4
$108.6
+$2.2[2]
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24

## Core Non-Interest Expense[1] / Average Assets

percent

- CUBI's core non-interest expense[1] as percent of average assets is one of the lowest among regional bank peers[3]


Top Quartile (2.00%)
Median (2.16%)
1.95%
CUBI
CUBI (Q4'24)
Regional Bank Peers[3] (MRQ)

1. Non-GAAP measure, refer to appendix for reconciliation
2. Compared to Q3 2024 adjusted core non-interest expense; non-GAAP measure, refer to appendix for reconciliation of all adjusted core non-interest expenses in all periods
3. Selected 2024 proxy peers as disclosed in appendix

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

14

OPERATIONAL EFFICIENCY AND STRATEGIC INVESTMENTS

# On Track To Achieve $20 Million Operational Excellence Target

customers bancorp

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| | | TARGET | STATUS |
|---|---|---|---|
| Fees | **Treasury management fee income from clients using instant payments and other products** | | **Achieved $5+ Million Annual Run-Rate Higher Fee in Q4'24** |
| Expenses | **Expense initiatives**<br>• *Technology platform consolidation*<br>• *IT application rationalization*<br>• *Strategic realignment* | | **On Track To Achieve $15+ million**<br>• *Strategic realignment [Q4'24]*<br>• *Technology platform & IT application rationalization [Q4'24]*<br>• *Additional Opportunities [FY'25]* |
| | **Total** | $20+ Million | |



***Savings Used to Invest in the Franchise***

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

15

16 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Tangible Book Value1 per share Tangible Book Value Has Crossed $54 Per Share 1. Non-GAAP measure, refer to appendix for reconciliation 2. CAGR from Q4’19 to Q4’24 inclusive of impact of AOCI mark-to-market 3. Tangible book value1 negatively impacted by $3.08 per share in Q4’24 due to AOCI 4. Selected 2024 proxy peers as disclosed in appendix AOCI $26.17 $27.92 $37.21 $38.97 $47.61 $54.08 2019 2020 2021 2022 2023 2024 TANGIBLE BOOK VALUE GROWTH $57.163 16%2 • Tangible book value1 increased by approximately $6.47 per share in 2024 (14%) • Tangible book value1 has more than doubled over the last five years2 • 5-year+ CAGR in TBV1 of 16%2 despite AOCI headwinds compared to 4% for regional bank peers4 Key Highlights

17 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED ` ` 15.3% 15.9% 15.8% 15.4% 14.8% Total Risk-Based Capital percent 7.6% 7.0% 7.3% 7.7% 7.7% TCE/TA2,3 percent 1. Capital ratios are estimated pending final regulatory report 2. TCE/TA negatively impacted by 43 bps in Q4’24 due to AOCI 3. Non-GAAP measure, refer to appendix for reconciliation Strong Capital Levels Provide Significant Flexibility 12.2% 12.6% 12.8% 12.5% 12.0% CET1 Risk-Based Capital percent STRONG CAPITAL AND LIQUIDITY • TCE/TA3 up over 60 bps YoY inclusive of balance sheet growth, securities repositioning and share repurchases • CET1 above 12%1 even after loan growth of $1.6 billion for full year 2024 as a result of strong organic earnings Q4’23 Q1’24 Q2’24 Q3’24 Q4’241 8.0%2 Key Highlights AOCI

18 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Commercial NCOs percent 0.13% 0.17% 0.23% 0.22% 0.25% NPAs % of Total Assets percent Credit Metrics Remain Stable 0.17% 0.14% 0.25% 0.24% 0.13% 2.81% 3.26% 2.74% 2.51% 2.67% 0.51% 0.55% 0.56% 0.50% 0.41% Consumer NCOs percent Total NCOs percent MAINTAINING SUPERIOR CREDIT QUALITY v Q4’23 Q1’24 Q2’24 Q3’24 Q4’24 NPAs % of Total Assets Q4’24, percent CUBI Regional Bank Peers1 0.25% 0.42% 1. Selected 2024 proxy peers as disclosed in appendix 2. As of Q4’24; Excludes owner occupied CRE; 34% total CRE including owner occupied CRE 3. As of Q3’24; Selected 2024 proxy peers as disclosed in appendix 16% 9% 32%1% 7% CUBI2 Regional Bank Peers3 26% 46% Construction Commercial Real Estate Multifamily CRE % of Loans-HFI percent V• Second consecutive quarter of decline in total dollar amount of net charge-offs • Total NCOs declined by 14% QoQ 6%

19 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED 2025 Management Outlook Metrics Outlook for FY 2025 Core Efficiency Ratio Low-mid 50’s 5% - 9%Deposit Growth Loan Growth Net Interest Income 7% - 10% 3% - 7% Tax Rate 22% - 25% Commentary Gross deposit inflows higher given remix CET1 (%) 11.5% FY 2024 56% $18.8B $14.7B $654M 19% 12.0%1 Impacted by higher discount accretion in 2024 1. Capital ratios are estimated pending final regulatory report

# Concluding Perspectives

customers bancorp
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## Deposit Franchise Transformation

Once again delivered over $1 billion in gross deposit inflows and lowered deposit costs by 39 basis points in the quarter

Transforming the deposit franchise by improving the cost and quality of deposits

## Robust Loan Growth

12% loan growth[1] in 2024 contrasting with industry trends

Robust pipeline to continue to originate franchise enhancing loan growth

## Net Interest Income / Net Interest Margin

Net interest margin expansion led by reduction in interest expense

Net interest income expansion opportunities on both sides of the balance sheet

## Strategic Outlook

Well-positioned to win new client relationships

Focused and differentiated strategy executed by top tier talent

Client-centric culture continues to drive franchise value

1. HFI loan growth

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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ANALYST COVERAGE D.A. Davidson Companies Peter Winter Hovde Group David Bishop Keefe, Bruyette & Woods Inc. Kelly Motta Maxim Group LLC Michael Diana Piper Sandler Companies Frank Schiraldi Stephens Inc. Matt Breese Wedbush Securities Inc. Raymond James Steve Moss B. Riley Securities, Inc. Hal Goetsch

APPENDIX

# Demonstrated Sustainable Organic Growth Increasing Revenue, EPS and TBVPS at 15%+ CAGR Over the Last Five Years

customers bancorp
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Total Revenue CAGR
FY'19-FY'24, percent
15%
11%
CUBI
Top Quartile $10-100B US Banks[2]



Core EPS CAGR
FY'19-FY'24, percent
20%
5%
CUBI
Top Quartile $10-100B US Banks[2]



Tangible Book Value[1] CAGR
Q4'19-Q4'24, percent
16%
8%
CUBI
Top Quartile $10-100B US Banks[2]

## Differentiated Performance Relative to Industry

- CUBI 5-year CAGR growth in Revenue, EPS and TBV[1] greater than top quartile of $10-100 billion US banks[2]
- #1 EPS compounder among $10-100 billion US banks[2]

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

23

1. Non-GAAP measure, refer to appendix for reconciliation
2. Based on US banks between $10 billion to $100 billion in assets with a reporting date on or before January 22, 2025

24 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Robust Liquidity Position Immediately Available Liquidity $ billions $3.1 $1.0 $4.2 Q3’24 $3.8 $0.9 $4.4 Q4’24 $8.3 $9.1 +$0.8 Cash FHLB Available Committed Capacity FRB Available Committed Capacity 1. Uninsured deposits (estimate) of $7.3 billion to be reported on the Bank’s call report, less deposits of $1.5 billion collateralized by standby letters of credit from the FHLB and from our affiliates of $176.2 million 2. Selected 2024 proxy peers as disclosed in appendix STRONG CAPITAL AND LIQUIDITY • Immediately available liquidity to uninsured deposits1 of 159% • Total overall liquidity of $10.4 billion as of Q4’24 Loans-HFI to Deposits Q4’24, percent CUBI Regional Bank Peers2 77% 86% Borrowings % of Total Liabilities Q4’24, percent CUBI Regional Bank Peers2 7% 7%

25 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED 17% 49% 33% 1% FICO Score1 660-679 680-699 700-749 750+ 23% 35% 24% 12% 5% 0% 0-9.99% 10 – 19.99% 20 – 29.99% 30 – 39.99% 40 – 49.99% > 50% Unknown Geography Profession Debt to Income Ratio1 Borrower Income 23% 45% 32% <$50K $50K -$100K >$100K 18% 10% 19%26% 27% West Southwest Midwest Southeast Northeast Consumer Installment Loans – Portfolio Credit Metrics Purpose 66%9% 6% 20% Personal Loan Specialty Home Improvement Student Loan 97% 2% 1% Non COVID-19 Impacted Segments Non-Professional Retail & Restaurants Average FICO Score1 ~742 Average DTI1 ~20% Average Borrower Income ~$102k Weighted average life of ~2.2 years Note: Data as of December 31, 2024; includes consumer installment HFS loans 1. DTI and FICO scores as of time of origination

# Opportunistic Balance Sheet Repositioning

customers bancorp
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## Details

| | |
|---|---|
| Securities Reduced | $480 million |
| Book Yield | 2.91% |
| Risk Weight | 69% |
| Impact | ~5.5% pre-tax loss |

## Use of Proceeds

1. **Higher Yielding Securities** — ~$180 million fixed rate GNMA pass through securities at 5.4% yield and 0% RWA
2. **Strategically Aligned Loan Growth** — ~$300 million in loans, aligned with CUBI strategic priorities

## Benefits to the Franchise

- Pro-forma margin expansion
- Asset sensitivity further reduced with extended duration
- Credit profile enhanced
- Structural liquidity improvement with reduction of non-HQLA

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

26

27 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Investment Securities – AFS percent, Q4’24 Securities Portfolio Generating Attractive Returns • Spot yield: 5.62% • Effective duration: 2.6 years • Floating rate securities: 32% • Credit rating: 66% AAA with only 3% at BB 59% 26% 13% 2% MBS & CMO Corporate ABS Other Total: $2.0 billion Investment Securities – HTM percent, Q4’24 • Spot yield: 4.13% • Effective duration: 3.5 years • Floating rate securities: 28% • Credit rating: 44% AAA with no rated securities non-investment grade • ABS: $0.5 billion of credit enhanced asset backed securities from sale of consumer installment loan portfolio in Q3’22, Q2’23 and Q3’24 48% 52% MBS & CMO Credit Enhanced ABS Total: $1.0 billion

# Selected 2024 Proxy Peers

customers bancorp

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- BankUnited
- Commerce
- Community Bank System
- FB Financial
- F.N.B.
- Fulton
- Independent
- Old National
- Pinnacle
- TowneBank
- United Community
- WesBanco

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

Note: Excludes the following banks due to lack of available disclosure –Ameris, Associated, Atlantic Union, Axos, Eastern, First Busey, First Financial, First Merchant, Northwest, Provident, Sandy Spring, Silvergate (removed following its March 8, 2023 announcement that it would wind down operations and liquidate the bank), United Bank, WSFS

28

29 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Robust Sources of Liquidity 1. Includes CLOs Liquidity Sources ($000's) 4Q 24 3Q 24 QoQ Change Cash and Cash Equivalents $3,785,931 $3,088,022 $697,910 FHLB Available Borrowing Capacity $947,968 $986,770 ($38,802) FRB Available Borrowing Capacity $4,357,519 $4,180,824 $176,695 Investments (MV AFS + HTM) Agency & Non-Agency MBS & CMO $1,719,920 $1,960,267 ($240,346) Corporates $515,591 $594,972 ($79,381) ABS (1) $740,639 $886,932 ($146,292) Other AFS $34,256 $34,336 ($80) Less: Pledged Securities HTM & AFS ($1,715,501) ($1,698,140) ($17,361) Net Unpledged Securities $1,294,905 $1,778,366 ($483,461) Total $10,386,324 $10,033,982 $352,342

# Allowance for Credit Losses for Loans and Leases

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| ($ in thousands) | December 31, 2024 Amortized Cost[1] | December 31, 2024 Allowance for Credit Losses | December 31, 2024 Lifetime Loss Rate[2] | September 30, 2024 Amortized Cost | September 30, 2024 Allowance for Credit Losses | September 30, 2024 Lifetime Loss Rate[3] |
|---|---|---|---|---|---|---|
| **Loans and Leases Receivable:** | | | | | | |
| **Commercial:** | | | | | | |
| Commercial and Industrial, including Specialized Lending | $ 7,024,770 | $ 29,379 | 0.42 % | $ 6,672,933 | $ 25,191 | 0.38 % |
| Multifamily | 2,252,246 | 18,511 | 0.82 % | 2,115,978 | 18,090 | 0.85 % |
| Commercial Real Estate Owner Occupied | 1,100,944 | 10,755 | 0.98 % | 981,904 | 10,913 | 1.11 % |
| Commercial Real Estate Non-Owner Occupied | 1,359,130 | 17,405 | 1.28 % | 1,326,591 | 17,303 | 1.30 % |
| Construction | 147,209 | 1,250 | 0.85 % | 174,509 | 1,606 | 0.92 % |
| **Total Commercial Loans and Leases Receivable** | **$ 11,884,299** | **$ 77,300** | **0.65 %** | **$ 11,271,915** | **$ 73,103** | **0.65 %** |
| **Consumer:** | | | | | | |
| Residential Real Estate | $ 496,559 | $ 5,968 | 1.20 % | $ 500,786 | $ 5,838 | 1.17 % |
| Manufacturing Housing | 33,123 | 3,829 | 11.56 % | 34,481 | 4,080 | 11.83 % |
| Installment | 713,653 | 49,678 | 6.96 % | 720,101 | 50,137 | 6.96 % |
| **Total Consumer Loans Receivable** | **$ 1,243,335** | **$ 59,475** | **4.78 %** | **$ 1,255,368** | **$ 60,055** | **4.78 %** |
| **Total Loans and Leases Receivable** | **$ 13,127,634** | **$ 136,775** | **1.04 %** | **$ 12,527,283** | **$ 133,158** | **1.06 %** |

1. Excludes mortgage finance reported at fair value, loans held for sale
2. Utilized Moody's December 2024 baseline and adverse forecast scenario with qualitative adjustments for Q4'24 provision
3. Utilized Moody's September 2024 baseline and adverse forecast scenario with qualitative adjustments for Q3'24 provision

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

30

31 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Customers believes that the non-GAAP measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our core results of operations and financial condition relative to other financial institutions. These non-GAAP financial measures are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in Customers' industry. These non-GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our ongoing financial results, which we believe enhance an overall understanding of our performance and increases comparability of our period to period results. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The non-GAAP measures presented are not necessarily comparable to non-GAAP measures that may be presented by other financial institutions. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP. The following tables present reconciliations of GAAP to non-GAAP measures disclosed within this document. Reconciliation of Non-GAAP Measures - Unaudited

# Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

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**Core Earnings and Adjusted Core Earnings - Customers Bancorp**

| | Q4 2024 | | Q3 2024 | | Q2 2024 | | Q1 2024 | | Q4 2023 | | Twelve Months Ended December 31, 2024 | | Twelve Months Ended December 31, 2023 | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| (dollars in thousands, except per share data) | USD | Per share | USD | Per share | USD | Per share | USD | Per share | USD | Per share | USD | Per share | USD | Per share |
| GAAP net income to common shareholders | $ 23,266 | $ 0.71 | $ 42,937 | $ 1.31 | $ 54,300 | $ 1.66 | $ 45,926 | $ 1.40 | $ 58,223 | $ 1.79 | $ 166,429 | $ 5.09 | $ 235,448 | $ 7.32 |
| Reconciling items (after tax): | | | | | | | | | | | | | | |
| Severance expense | 1,198 | 0.04 | 540 | 0.02 | 1,928 | 0.06 | — | — | 473 | 0.01 | 3,666 | 0.11 | 1,251 | 0.04 |
| Impairments on fixed assets and leases | — | — | — | — | — | — | — | — | — | — | — | — | 98 | 0.00 |
| Loss on sale of capital call lines of credit | — | — | — | — | — | — | — | — | — | — | — | — | 3,914 | 0.12 |
| (Gains) losses on investment securities | 20,035 | 0.62 | (322) | (0.01) | 561 | 0.02 | 57 | 0.00 | (85) | (0.00) | 20,331 | 0.62 | 407 | 0.01 |
| Derivative credit valuation adjustment | (306) | (0.01) | 185 | 0.01 | (44) | (0.00) | 169 | 0.01 | 267 | 0.01 | 4 | 0.00 | 219 | 0.01 |
| Legal settlement | 157 | 0.00 | — | — | — | — | — | — | — | — | 157 | 0.00 | — | — |
| Unrealized losses on loans held for sale | 110 | 0.00 | 498 | 0.02 | — | — | — | — | — | — | 608 | 0.02 | — | — |
| Tax on surrender of bank-owned life insurance policies | — | — | — | — | — | — | — | — | — | — | — | — | 4,141 | 0.13 |
| FDIC special assessment | — | — | — | — | 138 | 0.00 | 380 | 0.01 | 2,755 | 0.08 | 518 | 0.02 | 2,755 | 0.09 |
| Unrealized (gain) on equity method investments | (292) | (0.01) | — | — | (8,316) | (0.25) | — | — | — | — | (8,608) | (0.26) | — | — |
| **Core earnings** | **$ 44,168** | **$ 1.36** | **$ 43,838** | **$ 1.34** | **$ 48,567** | **$ 1.49** | **$ 46,532** | **$ 1.42** | **$ 61,633** | **$ 1.90** | **$ 183,105** | **$ 5.60** | **$ 248,233** | **$ 7.72** |
| One-time non-interest expense items recorded in 2024 (after-tax): | | | | | | | | | | | | | | |
| Deposit servicing fees prior to 2024 | — | — | — | — | — | — | 5,405 | 0.16 | — | — | 5,405 | 0.17 | — | — |
| FDIC premiums prior to 2024 | — | — | — | — | — | — | 3,200 | 0.10 | — | — | 3,200 | 0.10 | — | — |
| Non-income taxes prior to 2024 | — | — | (2,457) | (0.07) | — | — | — | — | — | — | (2,457) | (0.08) | — | — |
| Total one-time non-interest expense items | — | — | (2,457) | (0.07) | — | — | 8,605 | 0.26 | — | — | 6,148 | 0.19 | — | — |
| **Adjusted core earnings (adjusted for one-time non-interest expense items)** | **$ 44,168** | **$ 1.36** | **$ 41,381** | **$ 1.26** | **$ 48,567** | **$ 1.49** | **$ 55,137** | **$ 1.68** | **$ 61,633** | **$ 1.90** | **$ 189,253** | **$ 5.78** | **$ 248,233** | **$ 7.72** |

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

32

# Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

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**Core Earnings and Adjusted Core Earnings - Customers Bancorp**

| (dollars in thousands, except per share data) | 2024 USD | 2024 Per share | 2023 USD | 2023 Per share | 2022 USD | 2022 Per share | 2021 USD | 2021 Per share | 2020 USD | 2020 Per share | 2019 USD | 2019 Per share |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| GAAP net income to common shareholders | $ 166,429 | $ 5.09 | $ 235,448 | $ 7.32 | $ 218,402 | 6.51 | $ 300,134 | 8.91 | $ 118,537 | $ 3.74 | $ 64,868 | $ 2.05 |
| Reconciling items (after tax): | | | | | | | | | | | | |
| (Income) loss from discontinued operations | – | – | – | – | – | – | 39,621 | 1.18 | 10,461 | 0.33 | – | – |
| Severance expense | 3,666 | 0.11 | 1,251 | 0.04 | 1,058 | 0.03 | 1,517 | 0.05 | – | – | 373 | 0.01 |
| Impairments on fixed assets and leases | – | – | 98 | 0.00 | 1,051 | 0.03 | 1,118 | 0.03 | – | – | – | – |
| Merger and acquisition related expenses | – | – | – | – | – | – | 320 | 0.01 | 1,038 | 0.03 | 76 | – |
| Loss on sale of consumer installment loans | – | – | – | – | 18,221 | 0.54 | – | – | – | – | – | – |
| Loss on sale of capital call lines of credit | – | – | 3,914 | 0.12 | – | – | – | – | – | – | – | – |
| (Gains) losses on investment securities | 20,331 | 0.62 | 407 | 0.01 | 18,926 | 0.56 | (26,015) | (0.77) | (17,412) | (0.55) | (1,912) | (0.06) |
| Loss on sale of foreign subsidiaries | – | – | – | – | – | – | 2,150 | 0.06 | – | – | – | – |
| Loss on cash flow hedge derivative terminations | – | – | – | – | – | – | 18,716 | 0.56 | – | – | – | – |
| Derivative credit valuation adjustment | 4 | 0.00 | 219 | 0.01 | (1,243) | (0.04) | (1,285) | (0.04) | 5,811 | 0.18 | 811 | 0.03 |
| Risk participation agreement mark-to-market adjustment | – | – | – | – | – | – | – | – | (1,080) | (0.03) | – | – |
| Legal settlement | 157 | 0.00 | – | – | – | – | 897 | 0.03 | 258 | 0.01 | 1,520 | 0.05 |
| Unrealized losses on loans held for sale | 608 | 0.02 | – | – | – | – | – | – | 1,913 | 0.06 | – | – |
| Deposit relationship adjustment fees | – | – | – | – | – | – | 4,707 | 0.14 | – | – | – | – |
| Loss on redemption of preferred stock | – | – | – | – | – | – | 2,820 | 0.08 | – | – | – | – |
| Tax on surrender of bank-owned life insurance policies | – | – | 4,141 | 0.13 | – | – | – | – | – | – | – | – |
| FDIC special assessment | 518 | 0.02 | 2,755 | 0.09 | – | – | – | – | – | – | – | – |
| Unrealized (gain) on equity method investments | (8,608) | (0.26) | – | – | – | – | – | – | – | – | – | – |
| Loss upon acquisition of interest-only GNMA securities | – | – | – | – | – | 0 | – | – | – | – | 5,682 | 0.18 |
| Losses on sale of non-QM residential mortgage loans | – | – | – | – | – | 0 | – | – | – | – | 595 | 0.02 |
| **Core earnings** | **$ 183,105** | **$ 5.60** | **$ 248,233** | **$ 7.72** | **256,415** | **7.63** | **344,700** | **10.23** | **119,526** | **3.77** | **72,013** | **2.28** |
| One-time non-interest expense items recorded in 2024 (after-tax): | | | | | | | | | | | | |
| Deposit servicing fees prior to 2024 | 5,405 | 0.17 | – | – | – | – | – | – | – | – | – | – |
| FDIC premiums prior to 2024 | 3,200 | 0.10 | – | – | – | – | – | – | – | – | – | – |
| Non-income taxes prior to 2024 | (2,457) | (0.08) | – | – | – | – | – | – | – | – | – | – |
| Total one-time non-interest expense items | 6,148 | 0.19 | – | – | – | – | – | – | – | – | – | – |
| **Adjusted core earnings (adjusted for one-time non-interest expense items)** | **$ 189,253** | **$ 5.78** | **$ 248,233** | **$ 7.72** | **256,415** | **7.63** | **344,700** | **10.23** | **119,526** | **3.77** | **72,013** | **2.28** |

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

33

# Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

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**Core Return on Average Assets and Adjusted Core Return on Average Assets - Customers Bancorp**

| | | | | | | Twelve Months Ended December 31, | |
|---|---|---|---|---|---|---|---|
| (dollars in thousands except per share data) | Q4 2024 | Q3 2024 | Q2 2024 | Q1 2024 | Q4 2023 | 2024 | 2023 |
| GAAP net income | $ 26,915 | $ 46,743 | $ 58,085 | $ 49,726 | $ 62,092 | $ 181,469 | $ 250,143 |
| Reconciling items (after tax): | | | | | | | |
| Severance expense | 1,198 | 540 | 1,928 | – | 473 | 3,666 | 1,251 |
| Impairments on fixed assets and leases | – | – | – | – | – | – | 98 |
| Loss on sale of capital call lines of credit | – | – | – | – | – | – | 3,914 |
| Legal settlement | 157 | – | – | – | – | 157 | – |
| (Gains) losses on investment securities | 20,035 | (322) | 561 | 57 | (85) | 20,331 | 407 |
| Derivative credit valuation adjustment | (306) | 185 | (44) | 169 | 267 | 4 | 219 |
| Unrealized losses on loans held for sale | $ 110 | 498 | – | – | – | 608 | – |
| Tax on surrender of bank-owned life insurance policies | – | – | – | – | – | – | 4,141 |
| FDIC special assessment | – | – | 138 | 380 | 2,755 | 518 | 2,755 |
| Unrealized (gain) on equity method investments | $ (292) | – | (8,316) | – | – | (8,608) | – |
| **Core net income** | **$ 47,817** | **$ 47,644** | **$ 52,352** | **$ 50,332** | **$ 65,502** | **$ 198,145** | **$ 262,928** |
| One-time non-interest expense items recorded in 2024 (after-tax): | | | | | | | |
| Deposit servicing fees prior to 2024 | – | – | – | 5,405 | – | 5,405 | – |
| FDIC premiums prior to 2024 | – | – | – | 3,200 | – | 3,200 | – |
| Non-income taxes prior to 2024 | – | (2,457) | – | – | – | (2,457) | – |
| Total one-time non-interest expense items | – | (2,457) | – | 8,605 | – | 6,148 | – |
| **Core net income adjusted for one-time non-interest expense items** | **$ 47,817** | **$ 45,187** | **$ 52,352** | **$ 58,937** | **$ 65,502** | **$ 204,293** | **$ 262,928** |
| Average total assets | $ 22,179,970 | $ 21,230,404 | $ 20,985,203 | $ 21,335,229 | $ 21,252,273 | $ 21,434,190 | $ 21,486,383 |
| **Core return on average assets** | **0.86 %** | **0.89 %** | **1.00 %** | **0.95 %** | **1.22 %** | **0.92 %** | **1.22 %** |
| **Adjusted core return on average assets (adjusted for one-time non-interest expense items.)** | **0.86 %** | **0.85 %** | **1.00 %** | **1.11 %** | **1.22 %** | **0.95 %** | **1.22 %** |

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

34

# Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

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**Core Return on Average Common Equity and Adjusted Core Return on Average Common Equity - Customers Bancorp**

| | | | | | | Twelve Months Ended December 31, | |
|---|---|---|---|---|---|---|---|
| (dollars in thousands except per share data) | Q4 2024 | Q3 2024 | Q2 2024 | Q1 2024 | Q4 2023 | 2024 | 2023 |
| GAAP net income to common shareholders | $ 23,266 | $ 42,937 | $ 54,300 | $ 45,926 | $ 58,223 | $ 166,429 | $ 235,448 |
| Reconciling items (after tax): | | | | | | | |
| Severance expense | 1,198 | 540 | 1,928 | — | 473 | 3,666 | 1,251 |
| Impairments on fixed assets and leases | — | — | — | — | — | — | 98 |
| Loss on sale of capital call lines of credit | — | — | — | — | — | — | 3,914 |
| Legal settlement | 157 | — | — | — | — | 157 | — |
| (Gains) losses on investment securities | 20,035 | (322) | 561 | 57 | (85) | 20,331 | 407 |
| Derivative credit valuation adjustment | (306) | 185 | (44) | 169 | 267 | 4 | 219 |
| Unrealized losses on loans held for sale | 110 | 498 | — | — | — | 608 | — |
| Tax on surrender of bank-owned life insurance policies | — | — | — | — | — | — | 4,141 |
| FDIC special assessment | — | — | 138 | 380 | 2,755 | 518 | 2,755 |
| Unrealized (gain) on equity method investments | (292) | — | (8,316) | — | — | (8,608) | — |
| **Core earnings** | **$ 44,168** | **$ 43,838** | **$ 48,567** | **$ 46,532** | **$ 61,633** | **$ 183,105** | **$ 248,233** |
| One-time non-interest expense items recorded in 2024 (after-tax): | | | | | | | |
| Deposit servicing fees prior to 2024 | — | — | — | 5,405 | — | 5,405 | — |
| FDIC premiums prior to 2024 | — | — | — | 3,200 | — | 3,200 | — |
| Non-income taxes prior to 2024 | — | (2,457) | — | — | — | (2,457) | — |
| Total one-time non-interest expense items | — | (2,457) | — | 8,605 | — | 6,148 | — |
| **Adjusted core earnings (adjusted for one-time non-interest expense items)** | **$ 44,168** | **$ 41,381** | **$ 48,567** | **$ 55,137** | **$ 61,633** | **$ 189,253** | **$ 248,233** |
| Average total common shareholders' equity | $ 1,683,838 | $ 1,636,242 | $ 1,576,595 | $ 1,529,211 | $ 1,449,728 | $ 1,606,738 | $ 1,358,564 |
| **Core return on average common equity** | **10.44 %** | **10.66 %** | **12.39 %** | **12.24 %** | **16.87 %** | **11.40 %** | **18.27 %** |
| **Adjusted core return on average common equity (adjusted for one-time non-interest expense items)** | **10.44 %** | **10.06 %** | **12.39 %** | **14.50 %** | **16.87 %** | **11.78 %** | **18.27 %** |

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

35

# Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

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**Core Return on Average Common Equity and Adjusted Core Return on Average Common Equity - Customers Bancorp**

| (dollars in thousands except per share data) | 2024 | 2023 | 2022 | 2021 | 2020 | 2019 |
|---|---|---|---|---|---|---|
| GAAP net income to common shareholders | $ 166,429 | $ 235,448 | $ 218,402 | $ 300,134 | $ 118,537 | $ 64,868 |
| Reconciling items (after tax): | | | | | | |
| (Income) loss from discontinued operations | — | — | — | 39,621 | 10,461 | — |
| Severance expense | 3,666 | 1,251 | 1,058 | 1,517 | — | 373 |
| Impairments on fixed assets and leases | — | 98 | 1,051 | 1,118 | — | — |
| Merger and acquisition related expenses | — | — | — | 320 | 1,038 | 76 |
| Loss on sale of consumer installment loans | — | — | 18,221 | — | — | — |
| Loss on sale of capital call lines of credit | — | 3,914 | — | — | — | — |
| Legal settlement | 157 | — | — | 897 | 258 | 1,520 |
| (Gains) losses on investment securities | 20,331 | 407 | 18,926 | (26,015) | (17,412) | (1,912) |
| Loss on sale of foreign subsidiaries | — | — | — | 2,150 | — | — |
| Losses on cash flow hedge terminations | — | — | — | 18,716 | — | — |
| Derivative credit valuation adjustment | 4 | 219 | (1,243) | (1,285) | 5,811 | 811 |
| Risk participation agreement mark-to-market adjustment | — | — | — | — | (1,080) | — |
| Deposit relationship adjustment fees | — | — | — | 4,707 | — | — |
| Loss on redemption of preferred stock | — | — | — | 2,820 | — | — |
| Unrealized losses on loans held for sale | 608 | — | — | — | 1,913 | — |
| Tax on surrender of bank-owned life insurance policies | — | 4,141 | — | — | — | — |
| FDIC special assessment | 518 | 2,755 | — | — | — | — |
| Unrealized (gain) on equity method investments | (8,608) | — | — | — | — | — |
| Loss upon acquisition of interest-only GNMA securities | 0 | 0 | 0 | 0 | 0 | 5682 |
| Losses on sale of non-QM residential mortgage loans | 0 | 0 | 0 | 0 | 0 | 595 |
| **Core earnings** | **$ 183,105** | **$ 248,233** | **$ 256,415** | **$ 344,700** | **$ 119,526** | **$ 72,013** |
| One-time non-interest expense items recorded in 2024 (after-tax): | | | | | | |
| Deposit servicing fees prior to 2024 | 5,405 | — | — | — | — | — |
| FDIC premiums prior to 2024 | 3,200 | — | — | — | — | — |
| Non-income taxes prior to 2024 | (2,457) | — | — | — | — | — |
| Total one-time non-interest expense items | 6,148 | — | — | — | — | — |
| **Adjusted core earnings (adjusted for one-time non-interest expense items)** | **$ 189,253** | **$ 248,233** | **256,415** | **344,700** | **119,526** | **72,013** |
| Average total common shareholders' equity | $ 1,606,764 | $ 1,358,564 | 1,254,979 | 1,043,906 | 814,769 | 781,860 |
| **Core return on average common equity** | **11.40 %** | **18.27 %** | **20.43 %** | **33.02 %** | **14.67 %** | **9.21 %** |
| **Adjusted core return on average common equity (adjusted for one-time non-interest expense items)** | **11.78 %** | **18.27 %** | **20.43 %** | **33.02 %** | **14.67 %** | **9.21 %** |

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

36

# Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

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**Core Pre-Tax Pre-Provision Net Income and ROAA and Adjusted Core Pre-Tax Pre-Provision Net Income and ROAA - Customers Bancorp**

| | | | | | | Twelve Months Ended December 31, | |
|---|---|---|---|---|---|---|---|
| (dollars in thousands except per share data) | Q4 2024 | Q3 2024 | Q2 2024 | Q1 2024 | Q4 2023 | 2024 | 2023 |
| GAAP net income | $ 26,915 | $ 46,743 | $ 58,085 | $ 49,726 | $ 62,092 | $ 181,469 | $ 250,143 |
| Reconciling items: | | | | | | | |
| Income tax expense | 8,946 | (725) | 19,032 | 15,651 | 21,796 | 42,904 | 80,597 |
| Provision (benefit) for credit losses | 21,194 | 17,066 | 18,121 | 17,070 | 13,523 | 73,451 | 74,611 |
| Provision (benefit) for credit losses on unfunded commitments | (664) | 642 | 1,594 | 430 | (136) | 2,002 | (112) |
| Severance expense | 1,595 | 659 | 2,560 | — | 639 | 4,814 | 1,630 |
| Impairments on fixed assets and leases | — | — | — | — | — | — | 124 |
| Loss on sale of capital call lines of credit | — | — | — | — | — | — | 5,037 |
| Legal settlement | 209 | — | — | — | — | 209 | — |
| (Gains) losses on investment securities | 26,678 | (394) | 744 | 75 | (114) | 27,103 | 512 |
| Derivative credit valuation adjustment | (407) | 226 | (58) | 222 | 361 | (17) | 298 |
| FDIC special assessment | — | — | 183 | 500 | 3,723 | 683 | 3,723 |
| Unrealized (gain) on equity method investments | (389) | — | (11,041) | — | — | (11,430) | — |
| Unrealized losses on loans held for sale | 147 | 607 | — | — | — | 754 | — |
| **Net income - pre-tax pre-provision** | **$ 84,224** | **$ 64,824** | **$ 89,220** | **$ 83,674** | **$ 101,884** | **$ 321,942** | **$ 416,563** |
| One-time non-interest expense items recorded in 2024 (after-tax): | | | | | | | |
| Deposit servicing fees prior to 2024 | — | — | — | 7,106 | — | 7,106 | — |
| FDIC premiums prior to 2024 | — | — | — | 4,208 | — | 4,208 | — |
| Non-income taxes prior to 2024 | — | (2,997) | — | — | — | (2,997) | — |
| Total one-time non-interest expense items | — | (2,997) | — | 11,314 | — | 8,317 | — |
| **Adjusted core pre-tax pre-provision net income (adjusted for one-time non-interest expense items)** | **$ 84,224** | **$ 61,827** | **$ 89,220** | **$ 94,988** | **$ 101,884** | **$ 330,259** | **$ 416,563** |
| Average total assets | $ 22,179,970 | $ 21,230,404 | $ 20,985,203 | $ 21,335,229 | $ 21,252,273 | $ 21,434,190 | $ 21,486,383 |
| **Core pre-tax pre-provision ROAA** | **1.51 %** | **1.21 %** | **1.71 %** | **1.58 %** | **1.90 %** | **1.50 %** | **1.94 %** |
| **Adjusted core pre-tax pre-provision ROAA (adjusted for one-time non-interest expense items)** | **1.51 %** | **1.16 %** | **1.71 %** | **1.79 %** | **1.90 %** | **1.54 %** | **1.94 %** |

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

37

# Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

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**Core Efficiency Ratio and Adjusted Core Efficiency Ratio - Customers Bancorp**

| | | | | | | Twelve Months Ended December 31, | |
|---|---|---|---|---|---|---|---|
| (dollars in thousands except per share data) | Q4 2024 | Q3 2024 | Q2 2024 | Q1 2024 | Q4 2023 | 2024 | 2023 |
| GAAP net interest income | $ 167,821 | $ 158,545 | $ 167,653 | $ 160,385 | $ 172,506 | $ 654,404 | $ 687,449 |
| | | | | | | | |
| GAAP non-interest income | $ (391) | $ 8,557 | $ 31,037 | $ 21,231 | $ 18,672 | $ 60,434 | $ 70,565 |
| Loss on sale of capital call lines of credit | – | – | – | – | – | – | 5,037 |
| (Gains) losses on investment securities | 26,678 | (394) | 744 | 75 | (114) | 27,103 | 512 |
| Derivative credit valuation adjustment | (407) | 226 | (58) | 222 | 361 | (17) | 298 |
| Unrealized (gain) on equity method investments | (389) | – | (11,041) | – | – | (11,430) | – |
| Unrealized losses on loans held for sale | 147 | 607 | – | – | – | 754 | – |
| Core non-interest income | 25,638 | 8,996 | 20,682 | 21,528 | 18,919 | 76,844 | 76,412 |
| Core revenue | $ 193,459 | $ 167,541 | $ 188,335 | $ 181,913 | $ 191,425 | $ 731,248 | $ 763,861 |
| | | | | | | | |
| GAAP non-interest expense | $ 110,375 | $ 104,018 | $ 103,452 | $ 99,169 | $ 93,767 | $ 417,014 | $ 352,663 |
| Severance expense | (1,595) | (659) | (2,560) | – | (639) | (4,814) | (1,630) |
| Impairments on fixed assets and leases | – | – | – | – | – | – | (124) |
| FDIC special assessment | – | – | (183) | (500) | (3,723) | (683) | (3,723) |
| Legal settlement | (209) | – | – | – | – | (209) | – |
| **Core non-interest expense** | **$ 108,571** | **$ 103,359** | **$ 100,709** | **$ 98,669** | **$ 89,405** | **$ 411,308** | **$ 347,186** |
| | | | | | | | |
| One-time non-interest expense items recorded in 2024: | | | | | | | |
| Deposit servicing fees prior to 2024 | – | – | – | (7,106) | – | (7,106) | – |
| FDIC premiums prior to 2024 | – | – | – | (4,208) | – | (4,208) | – |
| Non-income taxes prior to 2024 | – | 2,997 | – | – | – | 2,997 | – |
| Total one-time non-interest expense items | – | 2,997 | – | (11,314) | – | (8,317) | – |
| **Adjusted core non-interest expense** | **$ 108,571** | **$ 106,356** | **$ 100,709** | **$ 87,355** | **$ 89,405** | **$ 402,991** | **$ 347,186** |
| | | | | | | | |
| **Core efficiency ratio** (1) | **56.12 %** | **61.69 %** | **53.47 %** | **54.24 %** | **46.70 %** | **56.25 %** | **45.45 %** |
| **Adjusted core efficiency ratio (adjusted for one-time non-interest expense items)** (2) | **56.12 %** | **63.48 %** | **53.47 %** | **48.02 %** | **46.70 %** | **55.11 %** | **45.45 %** |

1. Core efficiency ratio calculated as non-interest expense divided by core revenue
2. Adjusted core efficiency ratio calculated as adjusted core non-interest expense divided by core revenue

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

38

# Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Let's take on tomorrow.

**Core Non-Interest Expense to Average Total Assets and Adjusted Core Non-Interest Expense to Average Total Assets- Customers Bancorp**

| | | | | | | Twelve Months Ended December 31, | |
|---|---|---|---|---|---|---|---|
| (dollars in thousands except per share data) | Q4 2024 | Q3 2024 | Q2 2024 | Q1 2024 | Q4 2023 | 2024 | 2023 |
| GAAP non-interest expense | $ 110,375 | $ 104,018 | $ 103,452 | $ 99,169 | $ 93,767 | $ 417,014 | $ 352,663 |
| Severance expense | (1,595) | (659) | (2,560) | — | (639) | (4,814) | (1,630) |
| Impairments on fixed assets and leases | — | — | — | — | — | — | (124) |
| FDIC special assessment | — | — | (183) | (500) | (3,723) | (683) | (3,723) |
| Legal settlement | (209) | — | — | — | — | (209) | — |
| **Core non-interest expense** | **$ 108,571** | **$ 103,359** | **$ 100,709** | **$ 98,669** | **$ 89,405** | **$ 411,308** | **$ 347,186** |
| One-time non-interest expense items recorded in 2024: | | | | | | | |
| Deposit servicing fees prior to 2024 | — | — | — | (7,106) | — | (7,106) | — |
| FDIC premiums prior to 2024 | — | — | — | (4,208) | — | (4,208) | — |
| Non-income taxes prior to 2024 | — | 2,997 | — | — | — | 2,997 | — |
| Total one-time non-interest expense items | — | 2,997 | — | (11,314) | — | (8,317) | — |
| **Adjusted core non-interest expense** | **$ 108,571** | **$ 106,356** | **$ 100,709** | **$ 87,355** | **$ 89,405** | **$ 402,991** | **$ 347,186** |
| Average total assets | $ 22,179,970 | $ 21,230,404 | $ 20,985,203 | $ 21,335,229 | $ 21,252,273 | $ 21,434,190 | $ 21,486,383 |
| **Core Non-interest Expense to average assets** | **1.95 %** | **1.94 %** | **1.93 %** | **1.86 %** | **1.67 %** | **1.92 %** | **1.62 %** |
| **Adjusted core non-interest expense to average total assets (adjusted for one-time non-interest expense items)** | **1.95 %** | **1.99 %** | **1.93 %** | **1.65 %** | **1.67 %** | **1.88 %** | **1.62 %** |

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

39

40 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Business Unit Deposits (formerly, Core Deposits, Total Deposits, excluding Wholesale CDs and BMTX student deposits) - Customers Bancorp (Dollars in thousands, except per share data) Q4 2024 Q3 2024 Q2 2024 Q1 2024 Q4 2023 Total deposits $ 18,846,461 $ 18,069,389 $ 17,678,093 $ 17,961,383 $ 17,920,236 Reconciling items: Wholesale CDs 1,715,507 1,585,081 1,545,885 1,809,573 2,970,615 BMTX student deposits — — — 850 1,157 Business Unit Deposits (formerly, Core Deposits, Total deposits, excluding wholesale CDs and BMTX student deposits) $ 17,130,954 $16,484,308 $ 16,132,208 $ 16,150,960 $14,948,464

41 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Common Equity to Tangible Assets - Customers Bancorp (dollars in thousands except per share data) Q4 2024 Q3 2024 Q2 2024 Q1 2024 Q4 2023 GAAP total shareholders' equity $ 1,836,683 $ 1,801,180 $ 1,746,865 $ 1,691,617 $ 1,638,394 Reconciling items: Preferred stock (137,794) (137,794) (137,794) (137,794) (137,794) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible common equity $ 1,695,260 $ 1,659,757 $ 1,605,442 $ 1,550,194 $ 1,496,971 GAAP total assets $ 22,308,241 $ 21,456,082 $ 20,942,975 $ 21,347,367 $ 21,316,265 Reconciling items: Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible assets $ 22,304,612 $ 21,452,453 $ 20,939,346 $ 21,343,738 $ 21,312,636 Tangible common equity to tangible assets 7.6% 7.7% 7.7% 7.3% 7.0%

42 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Book Value per Common Share - Customers Bancorp (dollars in thousands except per share data) Q4 2024 Q4 2023 Q4 2022 Q4 2021 Q4 2020 Q4 2019 GAAP total shareholders' equity $ 1,836,683 $ 1,638,394 $ 1,402,961 $ 1,366,217 $ 1,117,086 $ 1,052,795 Reconciling Items: Preferred stock (137,794) (137,794) (137,794) (137,794) (217,471) (217,471) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,736) (14,298) (15,195) Tangible common equity $ 1,695,260 $ 1,496,971 $ 1,261,538 $ 1,224,687 $ 885,317 $ 820,129 Common shares outstanding 31,346,507 31,440,906 32,373,697 32,913,267 31,705,088 31,336,791 Tangible book value per common share $ 54.08 $ 47.61 $ 38.97 $ 37.21 $ 27.92 $ 26.17